                                                                    EXHIBIT 10.2




                          CROWLEY MARITIME CORPORATION

                           DEFERRED COMPENSATION PLAN

                          CROWLEY MARITIME CORPORATION

                           DEFERRED COMPENSATION PLAN



         1. Introduction. The Company hereby amends and restates the Plan, effective as of January 1, 1997, and adds a new deferred compensation component effective as of January 1, 1997. The purpose of the Plan is to provide deferred compensation to a select group of executive employees of the Company in recognition of their future contributions to the Company and its subsidiaries. This document constitutes the written instrument under which the Plan is maintained.

         2. Definitions.

         (a) "Account" means as to any Participant the separate account established and maintained by the Company in order to reflect his or her interest in the Plan. Each Participant's Account will reflect the allocations and earnings credited (or debited) thereto in accordance with Sections 5 and 6.

         (b) "Committee" means the deferred compensation committee appointed by the Company's board of directors.

         (c) "Company" means Crowley Maritime Corporation, a Delaware corporation, and any other affiliated entity that is designated from time to time by the Committee on Schedule A. As to a particular Participant, "Company" refers to the corporate entity which is his or her employer. For purposes of Sections 2.2 and 9, "Company" refers only to Crowley Maritime Corporation.

         (d) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         (e) "Participant" means each employee of the Company who is designated as such from time to time by the Committee.

         (f) "Plan" means the Crowley Maritime Corporation Deferred Compensation Plan, as set forth in this instrument and as hereafter amended.

         (g) "Year of Service" means each complete calendar year of participation in the Plan or any separate component of the Plan, beginning on January 1, 1994.

         3. Eligibility To Participate. The Committee will, from time to time, select Company employees to be Participants. Each Participant selected by the Committee must belong to a select group of management and highly compensated employees of the Company.

         4. Vesting Rules.

         (a) Each Participant will be 100% vested in his or her Account if he or she (i) attains age 65 while he or she is a Company employee, (ii) retires from Company employment prior to attainment of age 65 with the Committee's approval, or (iii) terminates Company employment due to his or her death or "disability," as the term "disability" is defined under the terms of the Company's long-term disability plan as then in effect.

         (b) Each other Participant will become vested in accordance with the following schedule:

                  Years of Service                   Vested Percentage

                       one                                 20%
                       two                                 40%
                       three                               60%
                       four                                80%
                       five                               100%

For purposes of this Section 4(b), a Participant will be credited with a Year of Service as of December 31 of such year.

         (c) A Participant whose employment with the Company is terminated prior to his or her full vesting under Section 4(a) or (b) will permanently forfeit the unvested portion of his or her Account, and the Company may use such forfeited amount as contributions with respect to the year of forfeiture, any other year, or for no year at all.

         (d) If and when the Committee selects Participants in addition to those initially selected in 1994, each such additional Participant will be credited with Years of Service for purposes of Section 4(b) beginning as of the first day of the calendar year as of which he or she becomes a Participant, as selected by the Committee.

         5. Post-1996 Component Plan. Beginning with the 1997 Plan Year, the Committee may determine that part or all of the addition credited to a Participant's Account under Section 6(a) with respect to a post-1996 Plan Year will begin to vest under the schedule set forth in Section 4(b) beginning as of such Plan Year and without reference to the Years of Service previously credited to such Participant. Any amounts credited to a Participant's Account under this
Section 5 will be credited to a separate sub-account. When a Participant is credited with any amount under this Section 5, he or she will elect under
Section 7(a) when he or she will receive payment of the vested balance of the sub-account credited hereunder.

         6. Additions To Participant Accounts.

         (a) The Company may, from time to time and in its sole discretion, credit each Participant's Account with such amounts as it may determine. The amounts so credited to a Participant's Account will be credited as of such dates as the Committee will determine.

         (b) The amounts to be credited (or debited) with respect to each Participant's Account as a result of investment experience will be credited (or debited) pursuant to the following rules:

         - The amount to be credited (or debited) will be determined by the Committee based on the deemed investment experience (i.e., deemed rate(s) of return (positive or negative)) of the investment models chosen by the Participant.

         - Each Participant may elect to designate a deemed investment in such whole percentages (in percentage increments determined by the Committee, with a total of 100%) as he or she wishes in such investment models as are made available by the Committee.

         - The Committee may add or eliminate investment models upon such advance notice to Participants as it deems appropriate.

         - Each Participant may modify his or her investment model election (with respect to past or current allocations) as often, and as of the same dates, as a participant in the Crowley Retirement Income System Plan is permitted to change his or her investment elections under such plan.

         - Each investment election will take effect on, or as soon as practicable after, the date that deferred compensation amounts are credited to a Participant's Account and after the date that an appropriate investment model election form is received by the Committee with respect to such deferred compensation amounts.

         7. Distribution of Accounts.

         (a) Subject to Section 5, each Participant must irrevocably elect, as an initial condition of participation, to receive a distribution of the vested balance of his or her Account as a lump sum cash payment:

         - On a date upon which he or she initially becomes 100% vested in his or her Account under Section 4(b);

         -        Upon his or her attainment of age 65; or

         -        Upon his or her retirement from Company employment.

         (b) Notwithstanding a Participant's election under Section 7(a), the vested balance of the Account of any Participant who terminates Company employment will be distributed in a single lump cash payment as soon as practicable after his or her termination of Company employment.

         (c) If a Participant dies before receiving the distribution of his or her Account, such Account will be distributed to his or her beneficiary in a lump sum cash payment as soon as practicable after the Participant's death.

         (d) Each Participant must designate a beneficiary to receive a distribution of his or her Account if the Participant dies before it is distributed to him or her. A beneficiary designation must be signed, dated and delivered to the Committee to become effective. In the absence of a valid or effective beneficiary designation, the Participant's surviving spouse will be his or her beneficiary or, if there is no surviving spouse, the Participant's estate will be his or her beneficiary. If a married Participant designates anyone other than his or her spouse as his or her beneficiary, such designation will be void unless it is signed and dated by the Participants' spouse.

         8. Withholding. The Company will withhold from any Plan distribution all required federal, state, local and other taxes and any other payroll deductions required. Each Participant will agree as a condition of participation in the Plan to have withheld annually from his or her Company compensation such amounts as are necessary to satisfy his or her payroll tax withholding requirements.

         9. Administration. The Plan is administered and interpreted by the Company. The Company has delegated to the Committee its delegable responsibilities under the Plan. The Committee has the full and exclusive discretion to interpret and administer the Plan. All actions, interpretations and decisions of the Committee are conclusive and binding on all persons, and will be given the maximum possible deference allowed by law. The Plan operates on a calendar year basis.

         10. Amendment or Termination. The Company reserves the right, in its sole and unlimited discretion, to amend or terminate the Plan at any time, without prior notice to any Partici-pant or beneficiary.

         11. Claims Procedure. Any person who believes that he or she is entitled to any payment under the Plan may submit a claim in writing to the Committee. If the claim is denied (either in full or in part), the claimant will be provided a written notice explaining the specific reasons for the denial and referring to the provisions of the Plan on which the denial is based. The notice will describe any additional information needed to support the claim. The denial notice will be provided within 90 days after the claim is received. If special circumstances require an extension of time (up to 90 days), written notice of the extension will be given within the initial 90-day period.

         12. Appeal Procedure. If a claimant's claim under Section 11 is denied, the claimant (or his or her authorized representative) may apply in writing to the Committee for a review of the decision denying the claim. The claimant (or representative) then has the right to review pertinent documents and to submit issues and comments in writing. The Committee will provide written notice of its decision on review within 60 days after it receives a review request. If additional time (up to 60 days) is needed to review the request, the claimant will be given written notice of the reason for the delay.

         13. Source of Payments.

         (a) All payments under the Plan will be paid in cash from the general funds of the Company, no separate fund will be established under the Plan, and the Plan will have no assets. Any right of any person to receive any payment under the Plan is no greater than the right of any other general unsecured creditor of the Company.

         (b) The Company may, in its sole discretion, (i) establish a trust,
(ii) fund such trust and (iii) arrange to have such trust assist the Company to pay benefits under the Plan. Any trust created by the Company to assist it in meeting its obligations under the Plan will conform in substance to the terms of the model trust as described in Revenue Procedure 92-64.

         (c) Neither the establishment of any trust nor the solicitation of investment instructions from Participants under Section 6 will require the Company to follow such instructions or instruct any trustee to follow such instructions. Accordingly, any such instructions will be merely advisory and nonbinding.

         14. Inalienability. A Participant's rights to benefits under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's beneficiary.

         15. Applicable Law. The provisions of the Plan will be construed, administered and enforced in accordance with the laws of the State of California, to the extent that such laws are not preempted by ERISA.

         16. Severability. If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability will not affect any other provision of the Plan, and the Plan will be construed and enforced as if such provision had not been included.

         17. Status of Plan as ERISA "Top Hat" Plan. The Plan is maintained primarily for the purpose of providing deferred compensation for a select group of management and highly compensated employees and will be administered and construed to effectuate this intent. Accordingly, the Plan is subject to Part 1 of Title I of ERISA and is exempt from Parts 2, 3 and 4 of such Title, the Plan constitutes a mere promise by the Company to make future benefit payments, and the Plan is unfunded for purposes of both the tax laws and Title I of ERISA.


Execution

         IN WITNESS WHEREOF, Crowley Maritime Company, by its duly authorized officer, has executed the Plan on the date indicated below.



                                CROWLEY MARITIME CORPORATION



                                By
                                  --------------------------------
                                Its Secretary



                                Dated:
                                      ----------------------------

                                   SCHEDULE A

                         LIST OF PARTICIPATING EMPLOYERS


Crowley Maritime Corporation

Crowley Marine Services, Inc.

Crowley American Transport, Inc.

Red and White Fleet, Inc.

Catalina Cruises, Inc.

Crowley Towing & Transportation Company

Vessel Management Services, Inc.

                          CROWLEY MARITIME CORPORATION

                           DEFERRED COMPENSATION PLAN


                                 Amendment No. 1


         Effective as of January 1, 1997, Section 4(b) of the Crowley Maritime Corporation Deferred Compensation Plan is hereby amended to read as follows:

         (b) Each other Participant will become vested in accordance with the following schedule:

                  Years of Service                   Vested Percentage

                        one                                 20%
                        two                                 40%
                        three                               60%
                        four                                80%
                        five                               100%

         unless, beginning with the 1997 Plan Year, the Committee determines that part or all of the addition credited to a Participant's Account with respect to a Plan Year will begin to vest under the above schedule beginning as of such Plan Year and without reference to the Years of Service previously credited to such Participant. For purposes of this
         Section 4(b), a Participant will be credited with a Year of Service as of December 31 of such year.


         IN WITNESS WHEREOF, Crowley Maritime Corporation, by its duly authorized officer, has executed this Amendment No. 1 on the date indicated below.

                                            CROWLEY MARITIME CORPORATION



Date_________________________               By____________________________
                                                  Its Corporate Secretary

                          CROWLEY MARITIME CORPORATION
                           DEFERRED COMPENSATION PLAN

                 Amended and Restated Effective January 1, 1997


                                 Amendment No. 1



         Effective as of January 1, 2000, the Crowley Maritime Corporation Deferred Compensation Plan is amended by changing the second sentence of Section 4(b) to read as follows:

         For purposes of this Section 4(b), a Participant will be credited with a Year of Service as of December 1 of such Year.



         IN WITNESS WHEREOF, Crowley Maritime Corporation, by its duly authorized officer, has executed this Amendment No. 1 on the date indicated below.


                                        CROWLEY MARITIME CORPORATION



                                        By________________________________



                                        Date_______________________________